American Century Investment Trust Prospectus Supplement Prime Money Market Fund
Supplement dated August 1, 2016 ■ Prospectus dated August 1, 2016

In response to amendments to Rule 2a-7 under the Investment Company Act of 1940, this fund will be designated a retail money market fund on October 14, 2016. To prepare for this transition, the fund is now closed to any investments from accounts that are not beneficially owned by natural persons. Additionally, the fund and its authorized agents and intermediaries will begin involuntarily redeeming current accounts that are not beneficially owned by natural persons on September 9, 2016.

Additionally, beginning on October 14, 2016, this fund will have the ability to implement liquidity fees and/or redemption gates as described below.

The following replaces the last paragraph under the Principal Risks section on page 3 of the prospectus:

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Beginning on October 14, 2016, the Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The following is added as the last paragraph under the Purchase and Sale of Fund Shares section on page 4 of the prospectus:

Beginning on October 14, 2016, the fund may impose a liquidity fee of up to 2% on fund redemptions or temporarily suspend redemptions for up to 10 business days in a rolling 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets. Any redemption request received while redemptions are suspended will be canceled. If the fund’s weekly liquid assets fall below 10% of its total assets, the fund must impose a liquidity fee of 1% on fund redemptions, unless the Board of Trustees determines that such fee would not be in the best interest of the fund. We will post announcements regarding the imposition of any liquidity fee or redemption gate, or the termination thereof, on the fund’s website, www.americancentury.com, and file such notice with the Securities and Exchange Commission.

The following is added as the sixth subsection under the Additional Policies Affecting Your Investment section on page 14 of the prospectus:

Liquidity Fees and Redemption Gates
Beginning on October 14, 2016, the fund may impose a fee on fund redemptions (liquidity fee) or temporarily restrict redemptions (redemption gate) if the fund’s weekly liquid assets fall below certain thresholds.
If the fund’s weekly liquid assets fall below 30% of the fund’s total assets, the Board of Trustees may, in its discretion, direct the fund to impose a liquidity fee of up to 2% of the amount redeemed and/or implement a redemption gate.
If the fund’s weekly liquid assets fall below 10% of the fund’s total assets, the fund must impose a liquidity fee of 1% of the amount redeemed at the beginning of the next business day, unless the Board of Trustees determines that imposing such a fee would not be in the best interest of the fund or determines that a lower or higher fee (up to 2%) would be more appropriate.
If the fund imposes a redemption gate, the fund and the fund’s authorized agents and intermediaries will not accept redemption orders until the fund notifies shareholders that it has lifted the redemption gate. All redemption orders submitted while a redemption gate is in effect will be canceled without further notice. If you still wish to redeem shares once the fund lifts the redemption gate, you will need to submit a new redemption request to the fund or the fund’s authorized agent or intermediary.
The Board of Trustees may terminate liquidity fees and redemption gates at any time. Additionally, liquidity fees and redemption gates will terminate automatically at the beginning of the next business day that the fund has 30% or more of its total assets invested in weekly liquid assets. The fund may only suspend redemptions for up to 10 business days in any rolling 90-day period.

If the Board implements a liquidity fee, the fund would generally use any proceeds to attempt to restore its market-based net asset value per share. To the extent that any liquidity fee causes the fund to have net income, the fund will declare a distribution on a daily basis. Generally, if you redeem shares while a liquidity fee is in place, the amount you receive for your shares will be reduced by the amount of the liquidity fee. However, for those accounts held directly at American Century or an American Century brokerage account that allow check writing or the use of a debit card, we will deduct the full amount of the check or debit card transaction plus the liquidity fee. Redeeming while there is a liquidity fee in place will generally cause you to recognize a capital loss.
We will post announcements regarding the imposition of any liquidity fee or redemption gate, or the termination thereof, on the fund’s website, www.americancentury.com, and file such notice with the Securities and Exchange Commission.
If the fund’s weekly liquid assets fall below 10%, the fund reserves the right to permanently suspend redemptions and liquidate if the Board of Trustees of the fund determines that it is not in the best interests of the fund to continue operating.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
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